EXHIBIT 10.1
                                                                ------------


                                EQUITY ONE, INC.
                               THIRD AMENDMENT TO
                             STOCKHOLDERS AGREEMENT


     This Third Amendment to Stockholders Agreement (the "Third Amendment") is entered into on May 23, 2003, by and among Equity One, Inc., a Maryland corporation (the "Corporation"), Alony Hetz Properties & Investments Ltd., an Israeli corporation or a wholly owned entity (the "Investor"), Gazit-Globe
(1982) Ltd., an Israeli corporation ("Globe"), MGN (USA), Inc., a Nevada corporation ("MGN"), and GAZIT (1995), Inc., a Nevada corporation ("Gazit").

     WHEREAS, the parties hereto have entered into a Stockholders Agreement dated October 4, 2000 (the "Original Agreement"), a First Amendment to the Stockholder Agreement dated December 19, 2001 (the "First Amendment") and a Second Amendment to the Stockholder Agreement dated October 28, 2002 (the "Second Amendment") (the Original Agreement as amended by the First Amendment and by the Second Amendment will be referred to herein as the "Stockholders Agreement") (all terms not otherwise defined herein shall have the meanings ascribed thereto in the Stockholders Agreement);

     WHEREAS, pursuant to the terms of the Stockholders Agreement, the Investor and Gazit-Globe Group agreed to certain rights relating to the Common Stock purchased by the Investor; and

     WHEREAS, the Investor and Gazit-Globe Group desire to amend a certain provision of the Stockholders Agreement as more fully set forth herein;

     NOW THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledge, the parties hereto agree as follows:

     1. Amendment to the Stockholders Agreement. The Stockholders Agreement is hereby amended as follows:

Section  4  to  the  Stockholders   Agreement  is  hereby  amended  by  deleting
sub-paragraph (ii) in the first (preamble) paragraph of the Section in its entirety and inserting in lieu thereof the following:

          "(ii)Gazit-Globe owns and/or controls, directly and/or indirectly through any of its members' subsidiaries and/or through any agreements or undertakings made on its (or their) behalf by other stockholders of the Corporation (including the Investor), the majority of the Corporation's common stock entitled to vote at the Corporation's stockholders meetings with respect to the election of the Corporation's directors."

     2. References. All references in the Stockholders Agreement to "this Agreement" shall hereafter refer to the Stockholders Agreement as amended hereby.

     3. Counterparts. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



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     4.   Full Force and Effect. The stockholders  Agreement, as amended by this
          Third Amendment, shall continue in full force and effect, and nothing herein contained shall be construed as a waiver or modification of existing rights and obligations under the Stockholders Agreement, except as such rights or obligations are expressly modified hereby.

     5. Governing Law. This Third Amendment will be governed by and construed in accordance with the laws of the State of Florida.



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IN WITNESS  WHEREOF,  the parties hereto have caused this Third  Amendment to be
executed  on  their  behalf,  by  their  respective  officers,   thereunto  duly
authorized, on the date first written above.


                              EQUITY ONE, INC.

                              By: /s/ Chaim Katzman
                                  ---------------------------
                                  Chaim Katzman
                                  Chief Executive Officer


                              ALONY HETZ PROPERTIES &
                              INVESTMENTS LTD.

                              By: /s/ Alony Hetz
                                  ---------------------------
                                  Alony Hetz
                                  Chief Financial Officer and
                                  Chief Executive Officer


                              M.G.N. (USA), INC.

                              By: /s/ Chaim Katzman
                                  ---------------------------
                                  Chaim Katzman
                                  Chief Executive Officer


                              GAZIT (1995) INC.

                              By: /s/ Chaim Katzman
                                  ---------------------------
                                  Chaim Katzman
                                  Chief Executive Officer





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May 23, 2003
To: Gazit-Globe (1982) Ltd. ("Globe")

          Re: Appointment of Directors in Equity One, Inc. (the "Corporation")

The undersigned hereby takes the following irrevocable undertaking (this "Undertaking") towards Globe and all of its subsidiaries (Globe and all of its subsidiaries shall collectively be referred to herein as "Gazit-Globe Group"):

     1. During the Period, as defined herein, the undersigned will vote all of its Shares, as defined herein, of the Corporation, for nominees to the Board of Directors of the Corporation as directed in writing by a representative of Globe.

     2. This Undertaking is irrevocable, and cannot be terminated or modified unless by a written document signed and dully approved by Globe.

     3. For the purpose of this Undertaking, the term "Period" shall have the following meaning: a period during which -

          (i) the undersigned and/or his immediate family members own beneficially and/or of record, directly and/or indirectly through any entity controlled by him and/or by such family member, 50% or more of Globe's total outstanding voting capital stock; and

          (ii) Gazit-Globe Group owns, directly and/or indirectly through any of its members' subsidiaries, not less than 20% of the Corporation's total outstanding voting capital stock.

          but in any event the Period shall end no later than at the tenth anniversary of the date of this Undertaking.

     4. For the purpose of this Undertaking, the term "Shares" shall have the following meaning: shares of the Corporation owned beneficially and/or of record by the undersigned or controlled by him, including shares of the Corporation held by the undersigned's immediate family members and/or by any entity controlled by the undersigned and/or by such family member; but excluding shares of the Corporation owned by any members of Gazit-Globe Group.

     5. For the purpose of avoiding any doubt, it is hereby clarified that the undersigned may sell, transfer pledge or make any other disposition with respect to his Shares, and the provisions of this Undertaking shall be in effect only with respect to such number of Shares (if at all) that will remain at the ownership of the undersigned (as described in Section 4 above) after such sale, transfer, pledge or other disposition. It is also clarified that any person who receives any of the shares (either by way of purchase, transfer, pledge or in any other disposition) shall not be subject to the terms of this Undertaking, as this Undertaking is personal (in personam) and shall only to Shares held (as described in Section 4 above) by the undersigned.

                                                        Sincerely,
                                                        /s/ Chaim Katzman